Exhibit 10.30

NETWORK APPLIANCE, INC.
NOTICE OF GRANT OF STOCK OPTION FOR FRENCH EMPLOYEES

     Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Network Appliance, Inc. (the “Corporation”):

Optionee:

Name Address City, State Postal Code Country

Grant Number: Grant Date: Vesting Commencement Date: Exercise Price: Number of Option Shares: Expiration Date: Type of Option: Exercise Schedule:

     In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

     Optionee cannot sell, transfer or otherwise dispose of the Option Shares acquired from the exercise of this Option until the earlier of four years from the Grant Date or three years from the date of exercise. Any Option Shares exercised under this Option prior to these dates will be issued in the name of the Optionee and held by the Corporation or its Transfer Agent until the sale restriction has lapsed. The Corporation reserves the right to modify the period of sale restriction in accordance with any modifications provided to article 163 bis CI of the French tax code. The restriction on sale shall not exceed three years from the date of exercise.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Network Appliance, Inc. 1999 Stock Option Plan (the “Plan”). A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement, which is available and appears as “1999 Plan Stock Option Agreement” on the Corporation’s internal web site at http://web.netapp.com/stock. Optionee hereby acknowledges that the official prospectus for the Plan, which appears as “1999 Plan Summary and Prospectus” is available on the Corporation’s internal web site at http://finance-web.netapp.com/stock/options.html and that the Stock Option Agreement and the Plan Summary and Prospectus are made a part of this Notice of Grant of Stock Option.

     No Employment or Service Contract. Nothing in this Notice or in the Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the Stock Option Agreement.

NETWORK APPLIANCE, INC.		OPTIONEE

By:		By:

Senior Vice President, Human Resources

		Date:	,

NETWORK APPLIANCE, INC.

1999 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

RECITALS

     A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2. Option Term. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

          3. Limited Transferability.

               (a) Except as provided in Section 3(b), this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.

               (b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s family or to a trust established for the exclusive benefit of one or more such family members, to the extent such assignment is in connection with Optionee’s estate plan, or to Optionee’s former spouse pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

          5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

               (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while holding this option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

               (b) Should Optionee die while holding this option, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

               (c) Should Optionee cease Service by reason of Permanent Disability while holding this option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

               (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee’s cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

               (e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

          6. Special Acceleration of Option.

               (a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. However, this option shall not become exercisable on such an accelerated basis, if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule for those Option Shares set forth in the Grant Notice. The determination of comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

               (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

               (c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, as determined by the Plan Administrator in its sole discretion in order to prevent diminution or enlargement of benefits or potential benefits intended to be made under this option.

               (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          8. Shareholder Rights. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          9. Manner of Exercising Option.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                         (A) cash or check made payable to the Corporation;

                         (B) shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                         (C) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares (which may be in book entry form), with the appropriate legends, if any, affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          10. Compliance with Laws and Regulations.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns, the legal representatives, heirs and legatees of Optionee’s estate and any beneficiaries of this option designated by Optionee.

          12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          13. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          14. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

          15. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

          16. Tax Obligations .

               (a) Optionee agrees to make appropriate arrangements with the Corporation (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the exercise of this option. Optionee acknowledges and agrees that the Corporation may refuse to honor the exercise and refuse to deliver the Option Shares if such withholding amounts are not delivered at the time of exercise.

               (b) In the event this option is designated an Incentive Option in the Grant Notice, and if Optionee sells or otherwise disposes of any of the Option Shares acquired pursuant to the Incentive Option on or before the later of (1) the date two years after the Grant Date, or (2) the date one year after the date of exercise, Optionee shall immediately notify the Corporation in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Corporation (or the Parent or Subsidiary employing or retaining Optionee) on the compensation income recognized by Optionee.

          17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

               (c) Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

               (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          18. Leave of Absence. The following provisions shall apply upon Optionee’s commencement of an authorized leave of absence:

               (a) The exercise schedule in effect under the Grant Notice shall be frozen as of the first day of the authorized leave, and this option shall not become exercisable for any additional installments of the Option Shares during the period Optionee remains on such leave.

               (b) Should Optionee resume active Employee status within sixty (60) days after the start date of the authorized leave, Optionee shall, for purposes of the exercise schedule set forth in the Grant Notice, receive Service credit for the entire period of such leave. If Optionee does not resume active Employee status within such sixty (60)-day period, then no Service credit shall be given for the period of such leave.

               (c) If the option is designated as an Incentive Option in the Grant Notice, then the following additional provision shall apply:

               (i) If the leave of absence continues for more than ninety (90) days, then this option shall automatically convert to a Non-Statutory Option under the Federal tax laws at the end of the three (3)-month period measured from the ninety-first (91st) day of such leave, unless Optionee’s reemployment rights are guaranteed by statute or by written agreement. Following any such conversion of the option, all subsequent exercises of such option, whether effected before or after Optionee’s return to active Employee status, shall result in an immediate taxable event, and the Corporation shall be required to collect from Optionee the Federal, state and local income and employment withholding taxes applicable to such exercise.

               (d) In no event shall this option become exercisable for any additional Option Shares or otherwise remain outstanding if Optionee does not resume Employee status prior to the Expiration Date of the option term.

          19. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Corporation and Optionee.

          20. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of Option Shares pursuant to the vesting schedule in the Grant Notice is earned only by Optionee continuing to provide Service at the will of the Corporation (or the Parent or Subsidiary employing or retaining Optionee) and not through the act of being hired, being granted this option or acquiring the Option Shares hereunder. Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth in the Grant Notice do not constitute an express or implied promise of continued engagement to provide Service for the vesting period, for any period, or at all, and shall not interfere in any way with Optionee’s right or the Corporation’s right (or the right of the Parent or Subsidiary employing or retaining Optionee) to terminate Optionee’s Service at any time, with or without cause.

EXHIBIT I

NOTICE OF EXERCISE

          I hereby notify Network Appliance, Inc. (the “Corporation”) that I elect to purchase ______shares of the Corporation’s Common Stock (the “Purchased Shares”) at the option exercise price of $____per share (the “Exercise Price”) pursuant to that certain option (the “Option”) granted to me under the Corporation’s 1999 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated ____, _______(the “Option Agreement”).

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option together with any applicable withholding taxes resulting from such purchase and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

          I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Purchased Shares. I represent that I have consulted with any tax consultants I deems advisable in connection with the purchase or disposition of the Purchased Shares and that I am not relying on the Corporation for any tax advice.

          The Plan and Option Agreement are incorporated herein by reference. This Notice of Exercise, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and me with respect to the subject matter hereof, and may not be modified adversely to my interest except by means of a writing signed by the Corporation and me. This Notice of Exercise is governed by the internal substantive laws but not the choice of law rules, of California.

                                         ,                      Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

APPENDIX

          The following definitions shall be in effect under the Agreement:

     A. Agreement shall mean this Stock Option Agreement.

     B. Board shall mean the Corporation’s Board of Directors.

     C. Common Stock shall mean shares of the Corporation’s common stock.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

     F. Corporation shall mean Network Appliance, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Network Appliance, Inc. which shall by appropriate action adopt the Plan.

     G. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     H. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

     I. Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.

     J. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

     K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists, or

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

     M. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

     P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     Q. Notice of Exercise shall mean the notice of exercise in the form attached hereto as Exhibit I.

     R. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

     S. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     V. Plan shall mean the Corporation’s 1999 Stock Option Plan.

     W. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

     X. Service shall mean Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

     Y. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

     Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.